Prospectus

Templeton
Global
Bond Fund

Templeton Income Trust
Advisor Class

  INVESTMENT STRATEGY

   GLOBAL GROWTH & INCOME



JANUARY 1, 2000






[LOGO (R)]
FRANKLIN (R) TEMPLETON (R)




THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    CONTENTS

                                    THE FUND
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[Begin callout]
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING
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                             2      Goal and Strategies

                             4      Main Risks

                             8      Performance

                             9      Fees and Expenses

                            10      Management

                            11      Distributions and Taxes

                            12      Financial Highlights

                                    YOUR ACCOUNT
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[Begin callout]
INFORMATION ABOUT QUALIFIED INVESTORS, ACCOUNT TRANSACTIONS AND SERVICES [End callout]

                            13      Qualified Investors

                            15      Buying Shares

                            16      Investor Services

                            18      Selling Shares

                            20      Account Policies

                            22      Questions


                                    FOR MORE INFORMATION
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[Begin callout]
WHERE TO LEARN MORE ABOUT THE FUND
[End callout]

                                    Back Cover

     THE FUND

GOAL AND STRATEGIES
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GOAL The fund's investment goal is current income with capital  appreciation and growth of income.



PRINCIPAL INVESTMENTS Under normal market conditions, the fund invests primarily in the debt securities of companies, governments and government agencies located anywhere in the world. At least 65% of its total assets will be invested in issuers located in at least three countries (including the U.S.).

Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. These include bonds, notes and debentures. While the fund may buy securities rated in any category, it focuses on "investment grade" debt securities. These are issues rated in the top four rating categories by independent rating agencies such as Standard & Poor's Corporation (S&P) or Moody's Investors Services, Inc. (Moody's) or, if unrated, determined by the fund's manager to be comparable. The fund may invest up to 25% of its total assets in debt securities that are rated below investment grade. Generally, lower rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk.

OTHER STRATEGIES The fund may also invest in equity securities and American, European and Global Depositary Receipts. Equity securities generally entitle the holder to participate in a company's general operating results. These include common stocks and preferred stocks. Depositary receipts are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.


[Begin callout]
The fund invests primarily in debt securities of companies and governments located around the world.
[End callout]


PORTFOLIO SELECTION The manager allocates its assets based upon its assessment of changing market, political and economic conditions. It will consider various factors, including evaluation of interest and currency exchange rate changes and credit risks.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when it believes the securities trading markets or the economies of countries where the fund invests are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goal, because it may not invest or may invest substantially less in global debt securities.






MAIN RISKS
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INTEREST RATE When interest rates rise,  debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.


[Begin callout]
Changes in global interest rates affect the prices of the fund's debt securities. If rates rise, the value of the fund's debt securities will fall and so too will the fund's share price. This means you could lose money.
[End callout]

FOREIGN SECURITIES Securities of companies and governments located outside the U.S. may involve risks that can increase the potential for losses in the fund. Investments in depositary receipts also involve some or all of the following risks.


COUNTRY. General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. These movements may affect the fund's share price and fund performance.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency and other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

The fund's investments in developing or emerging markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Foreign securities markets, including emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than in the U.S. While short-term volatility in these markets can be disconcerting, declines of more than 50% are not unusual. The definition of developing or emerging markets or countries as used by the fund's manager may differ from the definition of the same terms as used in managing other Franklin Templeton funds.


COMPANY. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Foreign stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.


CURRENCY Many of the fund's investments are denominated in foreign currencies. Changes in foreign currency exchange rates may affect the value of what the fund owns and the fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any securities denominated in that currency. Currency markets generally are not as regulated as securities markets.

EURO. On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which will replace the national currency for participating member countries.

Because this change to a single currency is new and untested, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the fund may hold in its portfolio, and their impact on fund performance. To the extent the fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

CREDIT There is the possibility that an issuer will be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact fund performance.

LOWER-RATED  SECURITIES.  Securities  rated below  investment  grade,  sometimes
called  "junk  bonds,"   generally  have  more  credit  risk  than  higher-rated
securities.

Companies issuing high yield, fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the fund could lose its entire investment.

The prices of high yield, fixed-income securities fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the company's business and to changes in the ratings assigned by rating agencies. Prices often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when they do their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the fund's ability to sell securities in response to specific economic events or to meet redemption requests.

INCOME  Since  the  fund  can  only  distribute   what  it  earns,   the  fund's
distributions to shareholders may decline when interest rates fall.

DIVERSIFICATION The fund is a non-diversified fund. It may invest a greater portion of its assets in the securities of one issuer than a diversified fund. The fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the fund's shares. The fund, however, intends to meet certain tax diversification requirements.

LIQUIDITY The fund may invest up to 10% of its total assets in restricted and other securities that are not readily marketable. Reduced liquidity may have an adverse impact on market price and the fund's ability to sell particular securities when necessary to meet the fund's liquidity needs or in response to a specific economic event. Reduced liquidity in the secondary market for certain securities also may make it more difficult for the fund to obtain market quotations based on actual trades for the purpose of valuing the fund's portfolio.

YEAR 2000 When evaluating current and potential portfolio positions, Year 2000 is one of the factors the manager considers.

The manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may be more susceptible to Year 2000 risks and may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness.

If a company in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its securities also will be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the fund's performance. Please see page 10 for more information.


PORTFOLIO TURNOVER The manager's attempt to keep the fund's portfolio of debt securities at an optimum level of interest rate sensitivity, may cause the fund's portfolio turnover rate to be high. High turnover will increase the fund's transaction costs and may increase your tax liability.


More detailed information about the fund, its policies (including temporary investments), risks and bond ratings can be found in the fund's Statement of Additional Information (SAI).


[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]



PERFORMANCE
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This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past 10 calendar years. The table shows how the fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

ADVISOR CLASS ANNUAL TOTAL RETURNS/1/,/2/

[INSERT BAR GRAPH]




8.54%  9.89%  14.91%  3.12%   10.35%  -3.58%   18.21%   11.20%   2.09%    5.68%
--------------------------------------------------------------------------------
 89     90     91      92       93      94      95        96      97        98
                                      YEAR

[Begin callout]
BEST
QUARTER:
Q2' 92
7.23%

WORST
QUARTER:
Q1 `94
-3.51%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                                   1 YEAR    5 YEARS   10 YEARS
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Templeton Global Bond Fund - Advisor Class/2/       5.68%     6.46%     7.87%
Salomon Brothers WGBI Index/3/                     15.31%     7.85%     8.96%

1. As of September 30, 1999, the fund's year-to-date return was -3.98%.


2. Performance figures reflect a "blended" figure combining the following methods of calculation: (a) For periods before January 1, 1997, a restated figure is used based on the fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A distribution and service (12b-1) fees; and (b) for periods after January 1, 1997, an actual Advisor Class figure is used reflecting a deduction of all applicable charges and fees for that class. This blended figure assumes reinvestment of dividends and capital gains.

3. Source: Standard & Poor's(R) Micropal. The unmanaged Salomon Brothers World Government Bond Index (SB WGBI) tracks the performance of government bond markets in 18 countries. It includes fixed-rate U.S. and foreign government bonds with remaining maturities of one year or more. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.


FEES AND EXPENSES
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This table  describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                               ADVISOR CLASS
-------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases                 None
Exchange fee/1/                                                 $5.00

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
                                                              ADVISOR CLASS
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Management fees                                                 0.50%
Distribution and service (12b-1) fees                           None
Other expenses                                                  0.47%
                                                             ----------
Total annual fund operating expenses                            0.97%/2/
                                                             ==========
1. This fee is only for market timers (see page 21).

2. For the fiscal year ended August 31, 1999, the manager agreed in advance to waive its fees. With this reduction, management fees were 0.65% and net annual operating expenses were 0.97%. The manager may end this arrangement at any time upon notice to the fund's Board of Trustees.


EXAMPLE


This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;

o Your investment has a 5% return each year;

o The fund's operating expenses remain the same; and

o You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        1 YEAR   3 YEARS   5 YEARS    10 YEARS
-------------------------------------------------------------------------------
                                         $99       $309      $536      $1,190




MANAGEMENT
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Templeton Investment Counsel, Inc. (Investment Counsel), 500 East Broward Blvd.,
Ft. Lauderdale, FL 33394, through its Templeton Global Bond Managers division (Global Bond Managers), is the fund's investment manager. A team from Global Bond managers is responsible for the day-to-day management of the fund. Together, Templeton Investment Counsel, Inc. and its affiliates manage over $218 billion in assets.

The fund pays Global Bond Managers a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended August 31, 1999, the fund paid 0.50% of its average net assets to the manager.

YEAR 2000 PROBLEM The fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a leap year may create difficulties for some systems.


When the Year 2000 arrives, the fund's operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

The fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and its manager may have no control.





DISTRIBUTIONS AND TAXES
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INCOME AND CAPITAL  GAINS  DISTRIBUTIONS  The fund  intends to pay a dividend at least monthly representing its net investment income. Capital gains, if any, may be distributed annually. The amount of these distributions will vary and there is no guarantee the fund will pay dividends.

To receive a distribution, you must be a shareholder on the record date. The record date for the fund's distributions will vary. Please keep in mind that if you invest in the fund shortly before the record date of a distribution, any distribution will lower the value of the fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for the fund's distributions, please call 1-800/DIAL BEN(R).

TAX CONSIDERATIONS In general, fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional fund shares or receive them in cash. Any capital gains the fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

[Begin callout]
BACKUP WITHHOLDING
By law, the fund must withhold 31% of your taxable distributions and proceeds if you do not provide your correct social security or taxpayer identification number, or if the IRS instructs the fund to do so.
[End callout]


Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.


When you sell your shares of the fund, you may have a capital gain or loss. For tax purposes, an exchange of your fund shares for shares of a different Franklin Templeton Fund is the same as a sale.

Fund distributions and gains from the sale or exchange of your shares generally will be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the fund.


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
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This table  presents  the  financial  performance  for  Advisor  Class since its inception. The information for the year ended August 31, 1999 has been audited by PricewaterhouseCoopers LLP. The information for the remaining years was audited by McGladrey & Pullen, LLP, the fund's former auditor.

ADVISOR CLASS                                         YEAR ENDED AUGUST 31,
-------------------------------------------------------------------------------
                                                   1999/3/    1998     1997/2/
-------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of year                 9.49       9.82     10.16
                                                 ------------------------------
  Net investment income                             .61        .62       .42
  Net realized and unrealized gains (losses)       (.67)      (.32)     (.34)
                                                 ------------------------------
Total from investment operations                   (.06)       .30       .08
                                                 ------------------------------
  Distributions from net investment income         (.57)      (.57)     (.42)
  Distributions from net realized gains            (.05)      (.06)       --
                                                 ------------------------------
Total distributions                                (.62)      (.63)     (.42)
                                                 ------------------------------
 Net asset value, end of year                      8.81       9.49      9.82
                                                 =============================
Total return (%)/1/                               (.77)       3.08       .80

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)              1,261      11,330    12,742
Ratios to average net assets: (%)
  Expenses                                         .97         .91       .88/4/
  Net investment income                           6.42        6.38      6.76/4/
Portfolio turnover rate (%)                      74.60       75.95    166.69

1. Total return is not annualized.

2. For the period January 2, 1997 (effective date) to August 31, 1997.

3. Based on average weighted shares outstanding.

4. Annualized.






     YOUR ACCOUNT

QUALIFIED INVESTORS
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF OF PENCIL MARKING AN "X"]

The following investors may qualify to buy Advisor Class shares of the fund.

o Broker-dealers, registered investment advisors or certified financial planners
  who have an agreement with  Distributors   for  clients   participating  in
  comprehensive fee programs. Minimum investments: $250,000 initial ($100,000 initial for an individual client) and $50 additional.

o Officers, trustees, directors and full-time employees of Franklin Templeton and their immediate family members. Minimum investments: $100 initial ($50 for accounts with an automatic investment plan) and $50 additional.

o Each series of the Franklin Templeton Fund Allocator Series. Minimum investments: $1,000 initial and $1,000 additional.


[Begin callout]
The FRANKLIN TEMPLETON FUNDS include all of the Franklin Templeton U.S. registered mutual funds, except Franklin Templeton Variable Insurance Products Trust, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund.
[End callout]


o Governments,   municipalities,   and   tax-exempt   entities  that  meet  the
  requirements for qualification under section 501 of the Internal Revenue Code. Minimum investments: $1 million initial investment in Advisor Class or Class Z shares of any of the Franklin Templeton Funds and $50 additional.

o Accounts managed by the Franklin Templeton Group. Minimum investments: No initial minimum and $50 additional.


o The Franklin Templeton Profit Sharing 401(k) Plan. Minimum investments: No initial or additional minimums.

o Defined contribution plans such as employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under section 401 of the Internal Revenue Code, including salary reduction plans qualified under section 401(k) of the Internal Revenue Code, and that are sponsored by an employer (i) with at least 10,000 employees, or (ii) with retirement plan assets of $100 million or more. Minimum investments: No initial or additional minimums.

o Trust companies and bank trust departments initially investing in the Franklin Templeton Funds at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. Minimum investments: No initial or additional minimums.


o Individual investors. Minimum investments: $5 million initial and $50 additional. You may combine all of your shares in the Franklin Templeton Funds for purposes of determining whether you meet the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any of the Franklin Templeton Funds.

o Any other investor, including a private investment vehicle such as a family trust or foundation, who is a member of an established group of 11 or more investors. Minimum investments: $5 million initial and $50 additional. For minimum investment purposes, the group's investments are added together. The group may combine all of its shares in the Franklin Templeton Funds for purposes of determining whether it meets the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any of the Franklin Templeton Funds. There are certain other requirements and the group must have a purpose other than buying fund shares without a sales charge.


Please note that Advisor Class shares of the fund generally are not available to retirement plans through Franklin Templeton's ValuSelect(R) program. Retirement plans in the ValuSelect program before January 1, 1998, however, may invest in the fund's Advisor Class shares.






     BUYING SHARES
-------------------------------------------------------------------------------
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ACCOUNT  APPLICATION If you are opening a new account,  please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see the next page).

 BUYING SHARES
----------------------------------------------------------------------------------------------------------------------
                               OPENING AN ACCOUNT                          ADDING TO AN ACCOUNT
------------------------------ ------------------------------------------- -------------------------------------------
[INSERT GRAPHIC OF HANDS
SHAKING]
                               Contact your investment representative      Contact your investment representative
THROUGH YOUR INVESTMENT
REPRESENTATIVE
------------------------------ ------------------------------------------- -------------------------------------------
                               Make your check payable to the Templeton   Make your check payable to Templeton Global
[INSERT GRAPHIC OF ENVELOPE]   Global Bond Fund.                          Bond Fund. Include your account number on
                                                                          the check.


BY MAIL                        Mail the check and your signed
                               application to Investor Services.           Fill out the deposit slip from your
                                                                           account statement. If you do not have
                                                                           a slip, include a note with your name,
                                                                           the fund name, and your account number.


                                                                           Mail  the check and deposit slip or
                                                                           note toI nvestor Services.
------------------------------ ------------------------------------------- -------------------------------------------
[INSERT GRAPHIC OF THREE       Call  to receive a wire control number      Call to receive a wire control number and
LIGHTNING BOLTS]               and wire instructions.                      wire instructions.


                               Wire the funds and mail your signed         To make a same day wire investment,
                               application to Investor Services. Please    please call us by 1:00 p.m. Pacific time
BY WIRE                        include the wire control number or your     and make sure your wire arrives by 3:00
                               new account number on the application.      p.m.


1-800/632-2301
(or 1-650/312-2000 collect)    To make a same day wire investment,
                               please call us by 1:00 p.m. Pacific time
                               and make sure your wire arrives by 3:00
                               p.m.

------------------------------ ------------------------------------------- -------------------------------------------
[INSERT GRAPHIC OF TWO         Call Shareholder Services at the number     Call Shareholder Services at the number
ARROWS POINTING IN             below or send signed written                below, send signed written instructions.
OPPOSITE DIRECTIONS]           instructions. (Please see page 17          (Please see page 17 for information on
                               for information  on exchanges.)             exchanges.)

BY EXCHANGE
----------------------------------------------------------- ----------------------------------------------------------


                      FRANKLIN TEMPLETON INVESTOR SERVICES
                                 P.O. BOX 33030,
                          ST. PETERSBURG, FL 33733-8030
                         CALL TOLL-FREE: 1-800/632-2301
           (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                 SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)




      INVESTOR SERVICES
-------------------------------------------------------------------------------
[INSERT GRAPHIC A PERSON WITH HEADSET]

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, complete the appropriate section of your account application.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from the fund in an existing account in the same share class of the fund or in Advisor Class or Class A shares of another Franklin Templeton Fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton Fund, you must qualify to buy that fund's Advisor Class shares. For distributions reinvested in Class A shares of another Franklin Templeton Fund, initial sales charges and contingent deferred sales charges (CDSCs) will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

[Begin callout]
For Franklin Templeton Trust Company retirement plans, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the fund.

RETIREMENT PLANS Franklin Templeton offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Plan Services at 1-800/527-2020.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton Fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton Funds within the same class. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Fund Inc.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]


If you do not qualify to buy Advisor Class shares of Templeton Developing Markets Trust or Templeton Foreign Fund, you also may exchange your shares for Class A shares of those funds (without any sales charge)* or for shares of Templeton Institutional Funds, Inc.


Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

Frequent exchanges can interfere with fund management or operations and drive up costs for all shareholders. To protect shareholders, there are limits on the number and amount of exchanges you may make (please see "Market Timers" on page
21).

*If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you otherwise qualify to buy the fund's Advisor Class shares.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

    SELLING SHARES
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF A CERTIFICATE]

You can sell your shares at any time.


SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone or with a simple letter. Sometimes, however, to protect you and the fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:


o you are selling more than $100,000 worth of shares

o you want your proceeds paid to someone who is not a registered owner

o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account


[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]


We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the fund against potential claims based on the instructions received.


SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.


RETIREMENT PLANS You may need to complete additional forms to sell shares in a Franklin Templeton Trust Company retirement plan. For participants under age 59 1/2, tax penalties may apply. Call Retirement Plan Services at 1-800/527-2020 for details.





SELLING SHARES
----------------------------------- --------------------------------------------
                                    TO SELL SOME OR ALL OF YOUR SHARES
----------------------------------- --------------------------------------------
[INSERT GRAPHIC OF HANDS SHAKING]

THROUGH YOUR INVESTMENT             Contact your investment representative
REPRESENTATIVE
----------------------------------- --------------------------------------------
[INSERT GRAPHIC OF ENVELOPE]        Send written instructions and endorsed share
                                    certificates (if you hold share
                                    certificates) to Investor Services.
                                    Corporate, partnership or trust accounts
BY MAIL                             may need to send additional documents.

                                    Specify the fund, the account number and the dollar value or number of shares you wish to sell. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                                    A check will be mailed to the name(s) and
                                    address on the account, or otherwise
                                    according to your written instructions.
----------------------------------- -------------------------------------------
[INSERT GRAPHIC OF PHONE]           As long as your transaction is for $100,000
                                    or less, you do not hold share certificates
                                    and you have not changed your address by
BY PHONE                            phone within the last 15 days, you can sell
                                    your shares by phone.

1-800/632-2301                      A check will be mailed to the name(s) and
                                    address on the account. Written instructions,
                                    with a signature guarantee, are required to
                                    send the check to another address or to make
                                    it payable to another person.
----------------------------------- -------------------------------------------

[INSERT GRAPHIC OF THREE
LIGHTNING BOLTS]

 BY ELECTRONIC                      You can call or write to have redemption
 FUNDS  TRANSFER                    proceeds sent to a bank account. See the
 (ACH)                              policies above for selling shares by mail
                                    or phone.

                                    Before requesting to have redemption
                                    proceeds sent to bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and address, a voided check or saving account deposit slip, and a signature guarantee if the ownership of the bank and fund accounts is different.

                                    If we receive your request in proper form
                                    by 1:00 p.m. Pacific time, proceeds sent
                                    by ACH generally will be available within
                                    two to three business days.
----------------------------------- --------------------------------------------


[INSERT GRAPHIC OF TWO ARROWS       Obtain a current prospectus for the fund you
POINTING IN OPPOSITE DIRECTIONS]    are considering.

                                    Call Shareholder Services at the number below
                                    or send signed written instructions. See
BY EXCHANGE                         the policies above for selling shares by
                                    mail or phone.

                                    If you hold share certificates, you will
                                    need to return them to the fund before your
                                    exchange can be processed.
----------------------------------- -------------------------------------------

                      FRANKLIN TEMPLETON INVESTOR SERVICES
                                 P.O. BOX 33030,
                          ST. PETERSBURG, FL 33733-8030
                         CALL TOLL-FREE: 1-800/632-2301
           (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                 SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)



ACCOUNT POLICIES
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF PAPER AND PEN]

CALCULATING SHARE PRICE The fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The NAV for Advisor Class is calculated by dividing its net assets by the number of its shares outstanding.

The fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the fund holds securities listed primarily on a foreign exchange that trades on days when the fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record.


STATEMENTS AND REPORTS You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement). You also will receive the fund's financial reports every six months. To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

If there is a dealer or other investment representative of record on your account, he or she also will receive confirmations, account statements and other information about your account directly from the fund.


STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.


MARKET TIMERS The fund may restrict or refuse exchanges by market timers. If accepted, each exchange by a market timer will be charged $5 by Franklin/Templeton Investor Services, Inc., the fund's transfer agent. You will be considered a market timer if you have (i) requested an exchange out of the fund within two weeks of an earlier exchange request, or (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets, or (iv) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for these limits.


ADDITIONAL POLICIES Please note that the fund maintains additional policies and reserves certain rights, including:

o The fund may refuse any order to buy shares, including any purchase under the exchange privilege.

o At any time, the fund may change its investment minimums or waive or lower its minimums for certain purchases.

o The fund may modify or discontinue the exchange privilege on 60 days' notice.

o You may only buy shares of a fund eligible for sale in your state or jurisdiction.

o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.


o For redemptions over a certain amount, the fund reserves the right to make payments in securities or other assets of the fund, in the case of an emergency or if the payment by check, wire or electronic funds transfer would be harmful to existing shareholders.


o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the fund promptly.

DEALER COMPENSATION Qualifying dealers who sell Advisor Class shares may receive up to 0.25% of the amount invested. This amount is paid by Franklin Templeton Distributors, Inc. from its own resources.

QUESTIONS
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF A QUESTION MARK]


If you have any questions about the fund or your account, you can write to us at P.O. Box 33030, St. Petersburg, FL 33733-8030. You can also call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.




                                                        HOURS (PACIFIC TIME,
DEPARTMENT NAME               TELEPHONE NUMBER          MONDAY THROUGH FRIDAY)
-------------------------------------------------------------------------------------------
Shareholder Services          1-800/632-2301           5:30 a.m. to 5:00 p.m.
                                                       6:30 a.m. to 2:30 p.m. (Saturday)
Fund Information              1-800/DIAL BEN           5:30 a.m. to 8:00 p.m.
                             (1-800/342-5236)          6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Plan Services      1-800/527-2020           5:30 a.m. to 5:00 p.m.
Dealer Services               1-800/524-4040           5:30 a.m. to 5:00 p.m.
Institutional Services        1-800/321-8563           6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)        1-800/851-0637           5:30 a.m. to 5:00 p.m.




FOR MORE INFORMATION

You can learn more about the fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and fund strategies, financial statements, detailed performance information, portfolio holdings, and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.


FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
www.franklintempleton.com

You can also obtain information about the fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-800/SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. You can also visit the SEC's Internet site at http://www.sec.gov.






Investment Company Act file #811-4706                       406 PA 01/00